Exercise Your Right to Vote Meeting Information Meeting Type: Annual Meeting CAPITALSOURC INC. For holders as of: March 05, 2010 Date: April 29, 2010 Time: 8:00 AM EDT Location: Embassy Suites Hotel 4300 Military Road N.W. Washington, DC 20015 You are receiving this communication because you hold shares in the above named CAPITALSOURCE INC. company. 4445 WILLARD AVENUE CHEVY CHASE, MD 20815 these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review important information contained in the proxy materials before voting. 1 0000051838 See the reverse side of this notice to obtain proxy materials and voting i t ti

Before You How to Access the Proxy Proxy Materials Available to VIEW or RECEIVE: 1. Notice & Proxy Statement 2. Form 10-K How to View Online: Have the 12-Digit Control Number available (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BYTELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line. Requests instructions and other inquiries sent to this e mail address will NOT be forwarded to How To Vote Please Choose One of The Following Voting Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check 2 the meeting materials for any special requirements for meeting attendance. At the Meeting you 0000051838 will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the 12 Digit Control Number available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will i

Voting items The Board of Directors recommends that you vote FOR the following: 1.Election of Directors Nominees 01Andrew B. Fremder02 C. William Hosler03 James J. PieczynskiThe Board of Directors recommends you vote FOR the following proposal(s):2RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY’S INDEPENDENT REGISTERED ACCOUNTING FIRM FOR 2010. 3 AMENDMENT OF THE COMPANY’S THIRD AMENDED AND RESTATED EQUITY INCENTIVE PLAN AND TO REAPPROVE MATERIAL TERMS OF PERFORMANCE-BASED COMPENSATION UNDER SECTION 162(M) OF THE INTERNAL REVENUE CODE OF 1986. NOTE: THE PROXIES are authorized to vote in their discretion upon such other business, if any, as may properly come before the meeting. 3 0000051838

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